================================================================================

                                     CENTURY
                                     SHARES
                                      TRUST

                          SEVENTY-FIRST ANNUAL REPORT
                               DECEMBER 31, 1998


                            A GROWTH AND INCOME FUND

================================================================================

                             CENTURY SHARES TRUST
                              One Liberty Square
                         Boston, Massachusetts 02109
                          617-482-3060  800-321-1928

                             SHAREHOLDER HOTLINE

                                 800-303-1928

                            OFFICERS AND TRUSTEES
                   Allan W. Fulkerson, Trustee and Chairman
                          William O. Bailey, Trustee
                            John E. Beard, Trustee
                        William W. Dyer, Jr., Trustee
                          Ernest E. Monrad, Trustee
                          Michael J. Poulos, Trustee
                         Jerry S. Rosenbloom, Trustee
                       Richard F. Cook, Jr., Secretary

                              INVESTMENT ADVISER
                       Century Capital Management, Inc.

                                   AUDITORS
                            Deloitte & Touche LLP

                                  CUSTODIAN
                     State Street Bank and Trust Company

                                TRANSFER AGENT
                     Boston Financial Data Services, Inc.

                                LEGAL COUNSEL
                              Palmer & Dodge LLP

DEAR FELLOW SHAREHOLDERS:

1998 was extraordinary. After three years of strongly rising stock markets, few long-time observers would have been surprised by heightened price volatility. Reasons are plentiful - the Asian crisis, the failure of major Japanese financial institutions, collapse in Russia and related, the collapse of a highly leveraged major hedge fund, and finally, the threat of a Presidential impeachment. Interestingly, none of these events actually affected the popular stock market averages more than briefly, with the "benchmark" Standard & Poor's Index of 500 stocks ending the year with a positive total return of 28.6%.

Looking beneath the average return, however, reveals a dichotomy in market performance where a relatively few stocks, mostly large cap technology-related, were responsible for much of the increase. In a pattern reminiscent of 1987 and 1972, most common stocks, even of outstanding companies, showed modest, if any, improvement. In this environment, the Trust's total return was 7.0%, a reasonable year following the extraordinary 50.1% gain in 1997. Importantly, most of the companies in which we are invested had very successful years, with estimates indicating a median earnings increase of 13.6%, in line with historical results of the past twenty-two years. With a weighted average P/E of 17x 1999 estimated earnings, a deep discount to the S&P 500's 28x, and superior earnings growth prospects as well, we believe our portfolio of companies is solidly positioned even in this volatile stock market environment.

One year ago, Bill Dyer succeeded me as Managing Trustee of Century Shares Trust, while I continue my overall responsibilities as Chairman. We have worked very closely over the years and are now focussed on continuing to build for the future. In that connection, it gives me great pleasure to announce that two highly knowledgeable investment analysts have recently joined Century Capital Management, Inc., the Trust's investment adviser. We are very pleased that John R. Casey and Alexander L. Thorndike have become members of the firm as Managing Directors in our Public Securities Group. The four of us comprise the Investment Committee for managing the Trust's investments on a day-to-day basis. On page 3 of this report, you will find a description of their impressive backgrounds.

On pages 4 through 7 of the report, we offer a different look at portfolio companies. With the blurring of distinctions in financial services and as structural barriers erode, many seemingly dissimilar enterprises have much in common. We have often said that the insurance industry is not monolithic. As you will see there are enormous differences among companies.

Finally, I want to express caution about the short term reflecting all-time highs in the stock market mixed with the world's current uncertainties, but optimism about the longer term. Investment-wise, the Trust is positioned in well-run companies, and the Trust's adviser has been strengthened measurably. Over the next few years, I believe we will be able to introduce new products looking to serve our loyal shareholders even better than we have in the past.

On behalf of the all the Trustees, thank you for your continuing support. We look to the future with optimism.

                                            Respectfully submitted,

                                        /s/ Allan W. Fulkerson

                                            Allan W. Fulkerson
                                            Chairman
February 10, 1999

FELLOW SHAREHOLDERS:

The investment objective of Century Shares Trust is to seek long-term growth of principal and income. Our goal is to provide competitive total returns over extended periods of time. We believe that our focused investment philosophy will continue to be a large contributor to our long-term success. Recent stock market volatility highlights the increasing importance that risk assessment and management play in all aspects of the global economy. We have chosen to concentrate our investments in risk management businesses because we believe that specialization in this attractive and complex area can produce superior long-term results. Furthermore, we believe the concept of risk management is expanding beyond traditional insurance and financial services.

Insurance is purchased by individuals and organizations in order to manage financial risks of all kinds. The sum of such coverages reflects the total value of an entire economy. Yet remarkably, the economics of the insurance business are not widely understood, and securities prices of many excellent companies fail to reflect intrinsic value. We are convinced that selecting from among the very best enterprises in such a huge global industry provides a much better chance to outperform our growth and income competitors than by investing in more widely followed and efficiently priced stocks.

Century Shares Trust is well positioned to benefit from the expanding needs for risk management products and services, not only within the converging insurance and financial services sectors, but also in other industries such as health care and business services. It seems likely that the evolution of the risk management and financial services industry will continue to provide investment opportunities outside the traditional mold, which we intend to exploit where appropriate.

Our philosophy is to select a diversified group of the best managed companies, stay with managements who perform, build value for shareholders without incurring needless costs, and harvest capital profits periodically. Implementing this view, our strategy has been to seek businesses capable of growing book value per share 15% per year compounded over rolling five-year periods. We also value companies that have the ability and willingness to increase dividends regularly. We try to buy shares of such enterprises when they are out of favor or their public market valuation is below that of securities generally. The combination of superior profitability and superior value historically has enabled the Trust to provide long-term shareholders with returns which have been more favorable than many other investment strategies.

Our investment process is comparatively simple. Each member of the Public Securities Group of Century Capital Management, Inc., the Trust's adviser, is an experienced securities analyst. Each follows a number of companies of interest to the group and there is a good deal of overlap in company coverage by design. Each also serves on the Investment Committee for Century Shares Trust. Ideas for new investments or for deletions are discussed at regular meetings, and general courses of action decided. Securities purchases and sales are effected in line with the committee's general strategy as well as the need to rebalance the portfolio to reflect market price changes and the ebb and flow of funds created by sales and redemptions of the Trust's shares.

As Allan Fulkerson mentioned in his letter, we are fortunate to have added two talented members to the Public Securities Group and the Investment Committee, and expect that they will be instrumental in helping to lead Century into a future which seems likely to be full of both challenges and opportunities. Background information on each member of the Investment Committee is provided on the next page.

                                            Sincerely,

                                        /s/ William W. Dyer, Jr., Managing

                                            William W. Dyer, Jr., Managing
                                            Trustee

INVESTMENT COMMITTEE MEMBERS

ALLAN W. FULKERSON, Chairman of Century Shares Trust, is President and Chief Executive Officer of Century Capital Management, Inc. Mr. Fulkerson joined the Trust in 1966 and became Chairman and Managing Trustee in 1976. Over the years, Mr. Fulkerson has held directorships in a wide range of insurance and related risk management enterprises. Currently, his directorships include HCC Insurance Holdings, Inc., Mutual Risk Management Ltd., and Wellington Underwriting plc. A graduate of Williams College, he is a member of the Association of Insurance and Financial Analysts, the Boston Security Analysts Society and the Association for Investment Management and Research.

WILLIAM W. DYER, JR., Managing Trustee of Century Shares Trust, has been associated with the Trust since 1976. He is the Director of the Public Securities Group of Century Capital Management, Inc. and serves on the boards of several insurance and insurance-related companies, including CORE Insurance Holdings, Inc. and Sen-Tech International Holdings, Inc. Mr. Dyer joined the Trust after twenty years with the New York Stock Exchange firm of H.C. Wainwright & Co., where he was the institutional insurance industry analyst. A graduate of Brown University, Mr. Dyer is a member of the Boston Security Analysts Society, the Association for Investment Management and Research, and the Association of Insurance and Financial Analysts.

JOHN R. CASEY, Managing Director of Century Capital Management, Inc., joined the company and the Investment Committee in February 1999. Mr. Casey formerly was a Partner and Senior Analyst at Dowling & Partners Securities, LLC, an insurance investment and brokerage boutique, where he specialized in the property-casualty industry. Prior to that, he served in a similar capacity as Senior Analyst at Northington Partners, Inc. A graduate of the University of Connecticut, Mr. Casey also received his MA in Economics, awarded with distinction, from the same institution, and is a member of the Association of Insurance and Financial Analysts.

ALEXANDER L. THORNDIKE is a Managing Director of Century Capital Management, Inc. and an Investment Committee member. Prior to joining Century, Mr. Thorndike was a health care securities analyst at William Blair and Company, LLC (a NYSE member firm), where he formed their health services research group. He worked as an investment analyst and portfolio manager for CC&F Asset Management before joining William Blair. Mr. Thorndike is a graduate of Harvard University and the Kellogg Graduate School of Management at Northwestern University. He is a member of several industry associations.

                   CENTURY SHARES TRUST PORTFOLIO COMPANIES

DIVERSIFICATION OF PRODUCTS, DISTRIBUTION AND TERRITORY

One of the primary goals of a diversified investment strategy is to reduce the impact of fluctuations that take place in different business segments. When effective, the overall portfolio attains relatively stable progression as one geographic area or business category enjoys unusually favorable times when another may be suffering from short-term difficulties.

While concentrating its investments in equities of businesses which provide insurance and other financial services, the Trust's holdings are well diversified whether viewed geographically, by product-mix, or by marketing methods. In the discussion below, each issue in the portfolio has been assigned to a single category which depicts one of its major characteristics. While several are diverse enough internally to be placed in more than one category, the point is to illustrate the differences among companies that tend to be overlooked by many investors.

Increasingly, the companies in which we invest are becoming more global and distributing a wider range of products through more sophisticated and diverse distribution channels. The traditional independent agent is not becoming extinct as predicted by some, but the survivors, while still independent, are not likely to be tradition-bound. Meanwhile, other marketing methods, such as affinity groups and direct selling, are proving to be both volume and cost effective.

PROPRIETARY PRODUCTS AND DISTRIBUTION
Allstate and Horace Mann specialize in offering property-casualty, life and financial products to individuals through company-owned marketing organizations. Allstate is very broadly based, while Horace Mann concentrates on serving persons in public education. In 1998, Berkshire Hathaway (BRK) acquired General Re, the largest U.S. reinsurer that typically deals directly with its clients, complementing GEICO, BRK's highly successful direct writing auto insurer. MBIA, which helped create an industry - the financial guaranty business - has grown to be the most important player in the U.S. market and is leading the development of the business in Europe. Bank One and Wachovia, among the most profitable of U.S. banks over the years, have used their strengths to diversify both geographically and into fee-based businesses. While often viewed as a traditional life insurer, Torchmark has built an enormous and efficient direct response marketing capability. Waddell & Reed, spun off from Torchmark, markets life insurance and other financial services products through a company owned sales force and manages more than $25 billion in mutual fund assets.

GLOBAL FINANCIAL SERVICES
Originally formed to offer cancer insurance in the United States, AFLAC forged a hugely profitable business in Japan, and is now establishing a leading position in U.S. workplace marketed insurance. AIG, a dominant force in international commercial property-casualty insurance, and life insurance in Asia, recently acquired Sunamerica Corp., a leading U.S. annuity writer. In recent years, AON and Marsh & McLennan have competed to be the world's number one insurance broker. In addition, Marsh owns Putnam Management Corp., one of the biggest U.S. money management organizations. J.P. Morgan, which long has held a special place in global banking, is making important headway in its drive toward the top of investment banking ranks.

DIVERSIFICATION OF OPERATING RESULTS

Overall, 1998 was a solid operating year with an estimated median earnings increase of 13.6% over 1997 for Century Shares Trust portfolio companies. Despite an unfavorable swing in weather-related claims and inadequate pricing in commercial property-casualty lines, two-thirds of holdings are expected to post increased profits for the year based on published consensus estimates of analysts covering the companies. Meanwhile, 24 of 26 declared increased cash dividends during 1998.

Preliminary consensus estimates for 1999 are for a median increase in earnings per share of 17.0% for the Trust's portfolio companies. While, the recovery anticipated in the commercial property casualty sector may take longer than generally expected, we believe that operating results for the overall portfolio will be favorable, and that most holdings will increase dividends again.

                                                               ANNUAL GROWTH RATES PER SHARES
                                                        ---------------------------------------------
                                                            1998            1998         1993-1998E
                                                         ESTIMATED          CASH         BOOK VALUE
CATEGORY/COMPANY AND % OF TRUST PORTFOLIO                 EARNINGS       DIVIDENDS     PLUS DIVIDENDS
-----------------------------------------                 --------       ---------     --------------
PROPRIETARY PRODUCTS AND DISTRIBUTION (25.2%)
The Allstate Corp. (2.7%)                                  10.8 %          12.5 %          16.0 %
Bank One Corp. (1.4%)                                      31.0A            0.0            11.4
Berkshire Hathaway Inc. (5.9%)                              2.7             0.0            25.9
Horace Mann Educators Corp. (0.8%)                          0.0A           17.7            12.2
MBIA Inc. (6.2%)                                           13.6A            2.6            17.6
Torchmark Corp. (4.5%)                                     18.0A*           5.1*           17.3
Wachovia Corp. (2.8%)                                      12.4A           10.7            15.5
Waddell & Reed Financial, Inc. (0.9%)                      18.8A*          N/A             N/A

GLOBAL FINANCIAL SERVICES (21.9%)
AFLAC Inc. (2.1%)                                          17.3A%          13.5 %          29.1 %
American International Group, Inc. (8.4%)                  13.3            12.1            13.9
AON Corp. (5.4%)                                           34.1A            7.8            14.9
J.P. Morgan & Co., Inc. (2.6%)                            -27.2A            7.0             9.6
Marsh & McLennan Companies, Inc. (3.4%)                    32.0            17.9            32.0

A. Indicates change based on actual reported 1998 earnings.
*  Adjusted for the spin-off of Waddell & Reed Financial from its parent Torchmark Corp.

                   CENTURY SHARES TRUST PORTFOLIO COMPANIES

DIVERSIFICATION OF PRODUCTS, DISTRIBUTION AND TERRITORY

LIFE, HEALTH AND ANNUITY BASED FINANCIAL PRODUCTS
American General and ReliaStar have grown internally and through acquisition into large and very diverse financial services companies offering life insurance, retirement products and other services through numerous distribution channels. American Heritage's focus on workplace marketing has helped maintain its record of more than twenty years of continuous growth in revenue and profit. Protective has achieved outstanding profitability through aggressive exploitation of opportunities, both internal and through acquisitions. In 1998, Provident, the largest writer of individual disability insurance, and UNUM, the leading group disability carrier agreed to merge. The combination of these two holdings would give the Trust a sizeable investment in an entity with outstanding long-term growth potential.

SPECIALTY AUTOMOBILE INSURANCE
Once noted mostly for its expertise in non-standard auto insurance sold through agents, Progressive is expanding rapidly in standard auto through both agents and direct marketing. Mercury General, extremely successful selling auto coverage through independent agents in its home state of California, is striving to continue that record with its recently opened operations in Texas and Florida.

REGIONAL AGENCY BASED PROPERTY-CASUALTY INSURERS
Cincinnati Financial, founded by independent agents in 1968, is noted for its continuing strong agency relationships, favorable underwriting results, and extremely profitable total return investment program. Ohio Casualty, which has increased shareholder dividends in each of the last fifty-three years, is in the midst of an ambitious strategic plan to improve its competitive position and utilization of resources. By acquiring American States Financial Corp. in late 1997, Safeco doubled its agency force, deepened its penetration of the Midwest, and added a leading writer of small commercial accounts to its own very profitable, predominantly West Coast book of agent-produced personal lines.

COMMERCIAL PROPERTY-CASUALTY INSURANCE SPECIALISTS
Chubb's specialty products helped insulate it somewhat from unfavorable weather-related experience and competitive deterioration in standard commercial lines which hit many property-casualty insurers in 1998. HSB, dominant in the niche of providing insurance and related engineering services for all kinds of capital equipment, operates within its own unique cycle. St Paul's Midwest orientation exposed it to the brunt of 1998 bad weather, which, combined with the results of recently acquired USF&G and commercial lines malaise, caused earnings to fall sharply from 1997's record level.

DIVERSIFICATION OF OPERATING RESULTS

                                                             ANNUAL GROWTH RATES PER SHARES
                                                     ---------------------------------------------
                                                        1998           1998           1993-1998E
                                                      ESTIMATED        CASH           BOOK VALUE
CATEGORY/COMPANY AND % OF TRUST PORTFOLIO             EARNINGS       DIVIDENDS      PLUS DIVIDENDS
-----------------------------------------             --------       ---------      --------------
LIFE, HEALTH AND ANNUITY BASED PRODUCTS (16.0%)
American General Corp. (3.6%)                          16.0A%           7.1 %           13.1 %
American Heritage Life Investment Corp. (2.7%)         14.3A            6.3             13.4
Protective Life Corp. (3.3%)                           13.2            10.3             20.4
Provident Companies, Inc. (2.3%)                       23.2            37.9             15.3
Reliastar Financial Corp. (1.1%)                       11.9A           17.4             17.3
UNUM Corp. (3.0%)                                      16.3             3.5             11.0

SPECIALTY AUTOMOBILE INSURANCE (14.1%)
Mercury General Corp. (3.8%)                           18.1 %          20.7 %           20.4 %
The Progressive Corp. (10.3%)                          34.8A            4.2             24.1

REGIONAL AGENCY BASED P/C INSURERS (13.7%)
Cincinnati Financial Corp. (6.7%)                     -22.7A%          12.2 %           28.0 %
Ohio Casualty Corp. (2.8%)                            -21.4A            4.8             17.5
SAFECO Corp. (4.2%)                                   -23.9A            9.6             17.1

COMMERCIAL P/C INSURANCE SPECIALISTS (9.1%)
The Chubb Corp. (4.2%)                                - 5.0A%           6.9 %           11.5 %
HSB Group, Inc. (0.7%)                                 16.1A            5.1             20.6
St. Paul Companies, Inc. (4.2%)                       -45.4A            6.4             13.8

MEDIAN OF ALL PORTFOLIO EQUITIES                       13.6%            7.5%            16.6%

A. Indicates change based on actual reported 1998 earnings.

INVESTMENT RESULTS

As noted in the Century Shares Trust prospectus and repeated often in shareholder reports, our investment objective is long-term growth of principal and income. Thus, we focus on long-term results whether evaluating the companies in which we invest or the investment performance of the Trust.

Below we show details of an investment made in the Trust on January 1, 1976, the beginning of the year in which the senior members of current management assumed accountability. Data are shown for each year in order to highlight how variable and often misleading short-term equity results can be. This year, we are showing the Trust's performance in comparison with both the Standard & Poor's 500 Stock Index and the Lipper Growth and Income Fund Index, a performance measurement covering mutual funds that have investment objectives similar to the Trust. For investors interested in results for other periods, including since inception in March, 1928, please contact the Shareholder Services Department of the Trust.

                                           TWENTY-THREE YEAR INVESTMENT RECORD PER SHARE
                                                VALUE OF                                               ANNUAL TOTAL RETURN
    YEAR         NUMBER OF      VALUE OF       REINVESTED         VALUE OF         TOTAL       ------------------------------------
    ENDED         SHARES        ORIGINAL      CAPITAL GAIN       REINVESTED       VALUE OF                                 LIPPER
    12/31          OWNED         SHARE    +   DISTRIBUTIONS  +   DIVIDENDS   =   INVESTMENT        CST        S&P 500       G&I
-------------  -------------  ------------  -----------------  --------------  --------------  -----------  -----------  ----------
    1975           1.000        $ 9.07                                            $  9.07
    1976           1.029         12.05           $ 0.00           $ 0.35            12.40            36.7%        23.9%       25.7%
    1977           1.087         11.17             0.30             0.67            12.14            -2.1         -7.2        -3.6
    1978           1.191         11.20             1.00             1.14            13.34             9.9          6.6         8.0
    1979           1.336         12.15             2.18             1.90            16.23            21.7         18.6        23.9
    1980           1.526         11.32             3.35             2.61            17.28             6.4         32.5        28.3
    1981           1.706         12.17             4.82             3.77            20.76            20.2         -4.9        -1.4
    1982           1.881         12.25             5.73             5.06            23.04            11.0         21.6        24.2
    1983           2.047         13.62             7.35             6.91            27.88            21.0         22.6        22.8
    1984           2.296         14.02             9.63             8.55            32.20            15.5          6.3         4.3
    1985           2.534         18.22            15.43            12.52            46.17            43.4         31.7        28.6
    1986           2.765         18.30            18.47            13.83            50.60             9.6         18.7        17.6
    1987           3.154         14.76            19.41            12.38            46.55            -8.0          5.3         2.6
    1988           3.683         14.62            25.43            13.80            53.85            15.7         16.6        18.4
    1989           3.927         19.42            36.53            20.32            76.27            41.6         31.7        23.7
    1990           4.179         16.82            33.99            19.47            70.28            -7.8         -3.1        -6.0
    1991           4.395         21.03            44.95            26.45            92.43            31.5         30.5        27.8
    1992           4.571         25.68            57.40            34.30           117.38            27.0          7.6         9.6
    1993           4.865         24.04            58.85            34.07           116.96            -0.4         10.1        14.6
    1994           5.163         21.77            57.66            32.97           112.40            -3.9          1.3        -0.4
    1995           5.415         28.07            79.17            44.76           152.00            35.2         37.6        31.1
    1996           5.690         31.30            94.30            52.48           178.08            17.2         23.0        20.7
    1997           5.987         44.66           145.52            77.18           267.36            50.1         33.4        26.9
    1998           6.405         44.66           161.96            79.44           286.06             7.0         28.6        13.6

23-year annualized total return                                                                      16.2%        16.3%       15.1%

The dollar amount of shares accepted at the time reinvestment occurred was $81.14 for capital gains and $34.30 for income dividends. If capital gains distributions and dividends had been withdrawn in cash, the total dollar amount received would have been $21.78 and $11.13, respectively. Computation of results assumes that all income dividends were reinvested at the then effective net asset value (which is the Trust's current practice as a no-load fund) and not at offering prices which applied when the Trust's shares were sold with a sales charge prior to 1982.

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance over the past ten years of a hypothetical $10,000 investment in Century Shares Trust, the S&P 500 Index, and the Lipper Growth and Income Fund Index. The S&P 500 Index is a well-known gauge of how large-capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities so that it is not directly comparable to a real-life investor's performance. The Lipper Growth & Income Fund Index traces the results of 30 large mutual funds which have as objectives growth of capital and income as does the Trust. While their strategies and portfolios differ from each other and from the Trust, they are real managed investment accounts with all the associated requirements and costs.

                                                                      Lehman
            Century                                    Century      Growth and
            Shares        S&P 500                      Shares       Income Fund
             Trust         Index                        Trust         Index

1988       $10,000        $10,000          1988       $10,000        $10,000
            14,163         13,169                      14,163         12,373
1990        13,052         12,760          1990        13,052         11,631
            17,165         16,648                      17,165         14,860
1992        21,797         17,917          1992        21,797         16,291
            21,719         19,723                      21,719         18,673
1994        20,873         19,984          1994        20,873         18,595
            28,227         27,494                      28,227         24,386
1996        33,072         33,806          1996        33,072         29,428
            49,651         45,084                      49,651         37,337
1998        53,125         57,970          1998        53,125         42,408

Century Shares Trust's investment results for various periods ended December 31, 1998 are shown below:

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                1 Year     7.00%

                                5 Years   19.59%

                                10 Years  18.18%

Past performance should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Achievement of objectives cannot be assured; however, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of investments. The illustrations throughout this report do not take into account income taxes that might have been payable by a shareholder on distributions received or reinvested, or upon sale of the investment.

YEAR 2000 MATTERS

With this last Annual Report written in the twentieth century, we thought it appropriate to provide information to our shareholders regarding "Year 2000" matters, and how the Trust is addressing certain issues. To restate what has already received considerable publicity, "Year 2000" or "Y2K" has come to refer to the situation resulting from computer programming of date-specific information which provided space only for two digits, rather than four, to represent a year, e.g., "00" rather than "2000." Thus, programs and date-sensitive embedded chips may not be able to distinguish January 1, 2000 from January 1, 1900 (or 2100 for that matter). The publicity over the Y2K issue reflects concern that this may cause widespread failure of computers and the systems that depend on them.

The Trust's investment adviser has undertaken a complete review of the equipment and software used by the adviser to provide services to the Trust. Certain equipment and software upgrades intended to reduce any Y2K effects have already been purchased and installed by the adviser. The adviser continues to test these systems internally and in conjunction with external service providers. A major portion of the Trust's shareholder servicing and accounting functions are performed by State Street Bank & Trust and, its affiliate, Boston Financial Data Services, and the Trust and the adviser have been periodically advised by those companies (as well as other external vendors) that they are taking appropriate actions to address any of their Y2K issues which might affect the Trust. As a result, the adviser believes that the services it provides the Trust will not be materially impacted by Y2K issues with its computer systems or those of its vendors. However, failure by any of these parties to address all Y2K issues affecting these systems could disrupt the Trust's functions, such as calculations of net asset value, purchases and redemptions, or shareholder reporting, which could have a material adverse effect on the Trust and its shareholders.

Finally, the adviser is assessing the status of Y2K compliance as reported by portfolio companies owned by the Trust, to determine the degree to which their operations might be impacted by Y2K issues. Such potential impact may include, on one hand, substantial expenditures to correct Y2K problems and, on the other, operational failures and related business costs (including litigation in which insurers may be involved) if their Y2K problems or those of their insured are not corrected. This review is necessarily limited by the varied quality of Y2K reporting by companies. In each case, the adviser will use its best judgment as to the possible consequences of an issuer's noncompliance in light of the issuer's business and weighting within the Trust's portfolio. However, despite these efforts, the Year 2000 issue may have a material adverse effect on the companies held in the portfolio and, in any event, may materially affect the securities markets and the economy generally.

INVESTOR INFORMATION

Q.  How do I find Century Shares Trust's price per share?

A. The Trust's per share price is listed daily in The Wall Street Journal and all other newspapers quoting mutual fund prices. The trust usually appears in the mutual funds column as "CNT SHS" or "Century Sh." You may also call the shareholder hotline, (800) 303-1928, for the daily share price.

Q.  How can I find the Net Asset Value of the Trust on the Internet?

A. Many web sites, including those of most securities broker-dealers, offer a price look-up feature. Price information can be accessed by entering the ticker symbol of the security or mutual fund. The ticker symbol for the Trust is CENSX.

Q.  How can I request information about the Trust on the Internet?

A. If you would like to request information about the Trust using e-mail, please send your request to e-mail@centurycap.com

PORTFOLIO OF INVESTMENTS -- December 31, 1998

COMMON STOCKS: INSURANCE COMPANIES -- 91.5%

  SHARES                                                             VALUE

    200,000  AFLAC Inc. ........................................  $  8,800,000
    290,000  The Allstate Corp. ................................    11,201,250
    190,000  American General Corp. ............................    14,820,000
    450,000  American Heritage Life Investment Corp. ...........    10,996,875
    360,000  American International Group, Inc. ................    34,785,000
    400,000  AON Corp. .........................................    22,150,000
        350  Berkshire Hathaway Inc. CL A ......................    24,500,000
    265,000  The Chubb Corp. ...................................    17,191,875
    750,000  Cincinnati Financial Corp. ........................    27,468,750
     75,000  HSB Group, Inc. ...................................     3,079,688
    110,000  Horace Mann Educators Corp. .......................     3,135,000
    240,000  Marsh & McLennan Companies, Inc. ..................    14,025,000
    390,000  MBIA Inc. .........................................    25,569,375
    360,000  Mercury General Corp. .............................    15,772,500
    285,000  Ohio Casualty Corp. ...............................    11,720,625
    250,000  The Progressive Corp. .............................    42,343,750
    340,000  Protective Life Corp. .............................    13,536,250
    230,000  Provident Companies, Inc. .........................     9,545,000
    100,000  Reliastar Financial Corp. .........................     4,612,500
    400,000  SAFECO Corp. ......................................    17,175,000
    500,000  St. Paul Companies, Inc. ..........................    17,375,000
    525,000  Torchmark Corp. ...................................    18,539,063
    210,000  UNUM Corp. ........................................    12,258,750
     29,872  Waddell & Reed Financial, Inc. CL A ...............       707,592
    128,572  Waddell & Reed Financial, Inc. CL B ...............     2,989,299
                                                                  ------------
                                                                   384,298,142
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 6.5%
    110,000  Bank One Corp. ....................................     5,616,875
    100,000  J.P. Morgan & Co., Inc. ...........................    10,506,250
    130,000  Wachovia Corp. ....................................    11,366,875
                                                                  ------------
                                                                    27,490,000
                                                                  ------------
  (Identified cost, $108,618,500) ..............................   411,788,142
                                                                  ------------
 ASH EQUIVALENTS -- 2.0%
  8,405,000  State Street Bank and Trust Eurodollar Time Deposit,
               at cost approximating value, maturity 01/04/99 ..     8,405,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $117,023,500) ......  $420,193,142
                                                                  ============
                       See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1998
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified
  cost, $117,023,500) ........................................     $420,193,142
Dividends and interest receivable ............................          581,342
Receivable for Trust shares sold .............................          264,554
                                                                   ------------
        Total assets .........................................      421,039,038
LIABILITIES:
Distributions payable .........................     $5,420,267
Payable for Trust shares repurchased ..........        201,264
Accrued expenses and other liabilities ........        288,572
                                                    ----------
        Total liabilities ....................................        5,910,103
                                                                   ------------
NET ASSETS (Note 3) ..........................................     $415,128,935
                                                                   ============
Per share net asset value, offering price and redemption price
  ($415,128,935 / 9,295,373  shares of $1.00 par value capital
  stock  outstanding) (Note 2) ...............................        $44.66
                                                                      ======

STATEMENT OF OPERATIONS -- Year Ended December 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends ................................................      $ 6,233,563
    Interest .................................................          727,838
                                                                    -----------
        Total income .........................................        6,961,401
  Expenses:
    Investment adviser fee (Note 5) .............   $2,776,322
    Non-interested trustees' remuneration .......       85,001
    Transfer agent ..............................      180,851
    Custodian ...................................       65,545
    Insurance ...................................       19,821
    Professional fees ...........................       52,990
    Registration costs ..........................       61,935
    Printing and other ..........................       37,709

        Total expenses .......................................        3,280,174
                                                                    -----------
            Net investment income ............................        3,681,227
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions .............       24,282,825
  Decrease in unrealized appreciation on
    investments ..............................................         (176,974)
                                                                    -----------
            Net realized and unrealized gain on investments ..       24,105,851
                                                                    -----------
Net increase in net assets resulting from operations .........      $27,787,078
                                                                    ===========
                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------
                                                                    1998                   1997
                                                                 -----------            -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..................................      $  3,681,227           $  3,432,283
  Net realized gain on investment transactions ...........        24,282,825             17,070,025
  Increase in net unrealized appreciation of investments .          (176,974)           115,223,568
                                                                ------------           ------------
  Net increase in net assets resulting from operations ...        27,787,078            135,725,876
Net equalization (Note 1C) ...............................           (41,282)                53,124
Distributions to shareholders from:
  Net investment income ..................................        (3,609,921)            (3,370,609)
  Realized gain from investment transactions .............       (24,160,837)           (16,991,380)
Trust share transactions -- net (Note 2) .................           578,375             28,377,066
                                                                ------------           ------------
            Total increase ...............................           553,413            143,794,077
NET ASSETS:
  At beginning of period .................................       414,575,522            270,781,445
                                                                ------------           ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $240,128 and
    $270,152, respectively) ..............................      $415,128,935           $414,575,522
                                                                ============           ============

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                             1998            1997            1996            1995            1994
                                             -----           -----           -----           -----           -----
NET ASSET VALUE, beginning of year          $44.66          $31.30          $28.07          $21.77          $24.04
                                            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........         $ 0.41          $ 0.39          $ 0.46          $ 0.41          $ 0.44
  Net realized and unrealized gain
    (loss) on investments .........           2.71           15.25            4.34            7.22           (1.38)
                                            ------          ------          ------          ------          ------
      Total income from investment
        operations ................         $ 3.12          $15.64          $ 4.80          $ 7.63          $(0.94)
                                            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         $(0.40)         $(0.38)         $(0.46)         $(0.41)         $(0.45)
  Net realized gain on investment
    transactions ..................          (2.72)          (1.90)          (1.11)          (0.92)          (0.88)
                                            ------          ------          ------          ------          ------
      Total distributions .........         $(3.12)         $(2.28)         $(1.57)         $(1.33)         $(1.33)
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, end of year ......         $44.66          $44.66          $31.30          $28.07          $21.77
                                            ======          ======          ======          ======          ======
TOTAL RETURN ......................           7.0%           50.1%           17.2%           35.2%          (3.9)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted) ......................       $415,129        $414,576        $270,781        $267,181        $205,904
  Ratio of expenses to average net
    assets ........................          0.78%           0.82%           0.87%           0.94%           1.01%
  Ratio of net investment income to
    average net assets ............          0.88%           1.04%           1.58%           1.60%           1.93%
PORTFOLIO TURNOVER RATE ...........             6%              6%              3%              5%              2%

                                         See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) TRUST SHARES -- At December 31, 1998, 9,295,373 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                   YEAR ENDED                                   YEAR ENDED
                                                DECEMBER 31, 1998                           DECEMBER 31, 1997
                                   -------------------------------------------  ------------------------------------------
                                         SHARES                AMOUNT                 SHARES                AMOUNT
                                       ----------           -------------           ----------           ------------
Sold ............................       1,893,592           $  88,413,021            2,104,952           $ 83,150,199
Issued to shareholders in
  reinvestment of distributions
  from:
  Net investment income .........          53,174               2,523,968               60,077              2,472,550
  Realized gain on investment
    transactions ................         420,247              18,742,997              298,078             13,237,627
                                       ----------           -------------           ----------           ------------
                                        2,367,013             109,679,986            2,463,107             98,860,376
Repurchased .....................      (2,354,844)           (109,101,611)          (1,832,014)           (70,483,310)
                                       ----------           -------------           ----------           ------------
    Net increase ................          12,169           $     578,375              631,093           $ 28,377,066
                                       ==========           =============           ==========           ============

(3) SOURCES OF NET ASSETS -- At December 31, 1998, net assets consisted of:
    Capital paid-in ...............................................................................      $112,358,967
    Accumulated distributions in excess of net investment income ..................................          (311,434)
    Accumulated undistributed net realized gain on investments transactions .......................           (88,240)
    Unrealized appreciation in value of investments ...............................................       303,169,642
                                                                                                         ------------
        Net assets applicable to outstanding capital stock ........................................      $415,128,935
                                                                                                         ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. The effect of the SOP for the year ended December 31, 1998 was to increase distributions in excess of net investment income by $71,306, increase accumulated distributions in excess of net realized gains by $121,988, and increase capital paid-in by $193,294. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $23,306,579 and $32,076,369, respectively, during the year ended December 31, 1998. At December 31, 1998, the cost of investments for federal tax purposes was $117,023,500. Net unrealized appreciation for all securities at that date was $303,169,642. This consisted entirely of aggregate gross unrealized appreciation.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1998, the fee amounted to $2,776,322. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ending December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 5, 1999

FEDERAL INCOME TAX INFORMATION

The federal tax status of distributions per share in 1998 is as follows:

                                                                TAXABLE AS
                                         TAXABLE AS            CAPITAL GAIN
DATE PAID                                 DIVIDENDS          (SEE NOTE BELOW)
---------                                 ---------          ----------------
June 24, 1998 .....................         $.20
December 22, 1998 .................          .20
December 30, 1998 .................                                $2.72
                                            ----                   -----
    Total .........................         $.40                   $2.72
                                            ====                   =====

An amount equal to $.40 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $2.72 per share is taxable in 1998 as a long-term capital gain, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust. Please consult your tax advisor with questions you may have regarding the application of this information to your tax return.

                               ----------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

 FEDERAL TAX BASIS OF SHARES ISSUED IN PAYMENT OF CAPITAL GAIN DISTRIBUTIONS

                    PER SHARE(a)                              PER SHARE
                ---------------------                   ---------------------
                AMOUNT OF    TAX COST                      AMOUNT OF    TAX COST
                 CAPITAL     BASIS OF                       CAPITAL     BASIS OF
                  GAIN        SHARES                         GAIN        SHARES
             DISTRIBUTIONS    ISSUED                    DISTRIBUTIONS    ISSUED
             -------------    ------                    -------------    ------

1952            $.04 1/3   $ 5.25 1/3        1976              --           --
1953               --           --           1977            $.30       $11.62
1954             .08 1/3     5.62            1978             .60        10.41
1955             .20 2/3     7.91 2/3        1979             .79        10.40
1956             .27 1/3     8.29 1/3        1980             .96        11.06
1957             .26         7.32 2/3        1981             .70        10.64
1958             .21         6.85 1/3        1982             .49        11.70
1959             .16 1/3     9.35 2/3        1983             .45        11.71
1960             .26         9.34            1984             .91        12.69
1961             .41         9.58            1985             .91        13.04
1962             .46        13.35            1986(1-2-86)     .71        17.43
1963             .15        13.20            1986(12-30-86)   .40        18.25
1964             .23        15.49            1987            1.61        14.75
1965             .30        14.89            1988            1.90        14.58
1966             .37        13.67            1989             .71        18.73
1967             .30        11.09            1990             .58        16.72
1968             .30         9.67            1991             .57        20.91
1969             .38        12.42            1992             .56        25.72
1970             .35        11.05            1993            1.10        24.04
1971             .30        11.77            1994             .88        21.77
1972             .35        13.72            1995             .92        28.07
1973             .54        15.94            1996            1.11        31.72
1974             .51        12.85            1997            1.90        44.41
1975             .29         8.32            1998            2.72        44.60
                                                           ------
                                        Total since 1952   $28.52


(a) Adjusted for the 3 for 1 stock split on March 9, 1959

                               ----------------

This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.